                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  MARCH 1, 2005
                Date of report (Date of earliest event reported)


                      Lehman ABS Corporation, on behalf of:
           Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust



         Delaware                      001-31980                13-3447441
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)             Identification No.)



745 7th Avenue                                                   10019
New York, New York
(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities act
      (17 CRF 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

The Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust, which we refer to herein as the "Trust" was formed pursuant to the Standard Terms for Trust Agreements, dated as of February 25, 1998, as supplemented by the Series Supplement in respect of the Trust dated as of March 31, 1998.



Item 8.01         OTHER EVENTS

On MARCH 1, 2005, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Caterpillar Inc., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on the issuer of the underlying securities please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under the issuer's Exchange Act file number, 001-00768. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust for the period ending MARCH 01, 2005.

EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

   99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust for the period ending MARCH 01, 2005.

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                          TO THE HOLDERS OF:
BANK OF                         CORPORATE BOND-BACKED CERTIFICATES
   NEW                          Series 1998-CAT-1
  YORK                          Class A-1 Certificates
                                         CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: MARCH 01, 2005

INTEREST ACCOUNT
Balance as of                       September 01, 2004                                                                       $0.00
      Scheduled Income received on securities..........................................                              $1,067,569.00
      Unscheduled Income received on securities....................................                                          $0.00
      Interest Received on sale of securities..................................                                              $0.00
LESS:
      Distribution to Class A-1 Holders....................................                    $1,064,569.00
      Trustee Fees.....................................................................            $2,250.00
      Fees allocated for third party expenses................                                        $750.00
Balance as of                       March 01, 2005                                                  Subtotal                 $0.00


PRINCIPAL ACCOUNT
Balance as of                       September 01, 2004                                                                       $0.00
      Scheduled Principal payment received on securities........................                                       $776,181.00
      Principal received on sale of securities.................                                                              $0.00
LESS:
      Distribution to Class A-1 Holders....................................                      $776,181.00
      Distribution to Swap Counterparty............................................                    $0.00
Balance as of                       March 01, 2005                                                  Subtotal                 $0.00
                                                                                                     Balance                 $0.00

                UNDERLYING SECURITIES HELD AS OF: March 01, 2005
                          $50,000,000 7.375% Debentures
                                    ISSUED BY
                                 CATERPILLAR INC
                              CUSIP# : 149-123-BE0

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: MARCH 01, 2005


                                                     Lehman ABS Corporation

                                                     By: /s/ Charles M. Weaver
                                                     -------------------------
                                                     Name: Charles M. Weaver
                                                     Title: Vice President